Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: press@angel.com

Angel Bolsters Board & Leadership Team Ahead of Public Listing

Robert C. Gay Added to Board of Directors

Scott Klossner Appointed CFO

Glen Nickle Named CLO

(Provo, UT - June 10, 2025) Angel, the film & TV platform curated by over one million members of the Angel Guild, today announced additions to its Board of Directors and leadership team in connection with Angel’s previously announced proposed business combination transaction with Southport Acquisition Corporation (“Southport”). The Company has appointed Robert C. Gay to its Board of Directors, appointed public company veteran Scott Klossner as its Chief Financial Officer (“CFO”), and appointed Glen Nickle as its Chief Legal Officer (“CLO”) and Corporate Secretary. Patrick Reilly, the Company’s previous CFO will remain with the Company and continue to serve under the new CFO as the Senior Vice President of Finance.

“We’re thrilled to welcome Bob, Scott, and Glen to Angel at such a pivotal moment in our Company’s journey,” said Neal Harmon, Co-Founder and Chief Executive Officer of Angel. “Each brings invaluable experience in public companies, financing, capital markets, and scaling high-growth organizations - making them outstanding additions as we prepare to enter the public markets. We’re also deeply grateful to Patrick Reilly, who has led our finance team from the start. His continued leadership, now alongside Scott, forms a powerful combination of institutional knowledge and public company expertise.”

Robert Gay is the founder and Chairman of Kensington Capital Holdings, a private single-family office. He is co-founder and past CEO of the middle market private equity firm, HGGC. He currently serves as an Executive Director and member of HGGC’s investment committee. Mr. Gay is also an Executive Advisor and investment committee member of KSV Global, a growth stage investment firm. He previously worked as Managing Director and Chairman of the Management Committee of Bain Capital. He is a co-founder of Sorenson Capital, past co-manager of the Merchant Banking Group of Kidder Peabody, Executive Vice President of GE Capital Markets, international consultant for McKinsey & Co and an instructor in Economics at Harvard University. He has served on numerous private and public boards of directors. Mr. Gay served full-time as a General Authority Seventy for the Church of Jesus Christ of Latter-day Saints from 2012 to 2021, when he received emeritus status. Mr. Gay is currently a General Authority emeritus for the Church of Jesus Christ of Latter-day Saints and an Executive Director of Kensington Capital Philanthropies. He is actively engaged in and co-founder of the humanitarian groups: Engage Now Africa, Unitus Labs, and Ending Modern Slavery. He is currently a Director of the Forever Young Foundation and co-founder of the Ensign Global University in Ghana, the Ballard Center for Social Impact at BYU and the Center for Business, Health, and Prosperity at the University of Utah. Mr. Gay received his Ph.D. in Business Economics from Harvard University and graduated as a Phi Beta Kappa with an A. B. from the University of Utah.

Scott Klossner is a 35 year public company veteran. His experience spans public offerings, private placements, Sarbanes-Oxley compliance, mergers and acquisitions, institutional negotiations, strategic growth and planning, productivity enhancement and team building. He most recently held the CFO position of field technician platform Field Nation. Prior to Field Nation, Mr. Klossner served as Chief Financial Officer and a member of the board of directors at Mercato Partners Acquisition Corporation, which merged with Nuvini Ltd. in September 2023. Mr. Klossner continues to serve on the board of directors of Nuvini Ltd. Previous to that he served as CFO of Kount Inc., an industry leading digital fraud protection software-as-a-service company, which was acquired by Equifax Inc. in February 2021. Prior to Kount, Mr.Klossner served as CFO for several fast-growing companies, including online retailer Backcountry.com, which was acquired in 2007 by Liberty Media Corporation. Mr. Klossner received his B.S. in finance from the University of Utah and an MBA from the University of Southern California.

Glen Nickle will oversee all legal, compliance, corporate governance, and regulatory matters for the Company. He brings more than 30 years of legal and executive leadership experience across both public and private companies. Prior to joining Angel, Mr. Nickle was Chief Legal Officer and Corporate Secretary of Beyond, Inc. (formerly Overstock.com, Inc.), where he led the company’s legal, M&A, securities, litigation, and corporate governance functions. He previously held senior legal roles at iFIT Health & Fitness Inc., supporting the company’s growth and strategic initiatives. Mr. Nickle holds a Juris Doctor, a Master of Accountancy, and a Bachelor of Science from Brigham Young University, and is an active member of the Utah State Bar.

As previously announced, Angel has entered into a definitive agreement to become a publicly traded company through a proposed business combination transaction with Southport, a special purpose acquisition company in September of 2024. Upon the closing of the transaction, the combined company’s Class A common stock is expected to be listed on the Nasdaq Capital Market under the ticker symbol “ANGX.”

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About Angel

Angel is a values-based distribution company for stories that amplify light to mainstream audiences. Over 1,200,000 Angel Guild members from more than 170 different countries help decide what film and television projects Angel will market and distribute, and support the filmmakers who create films and series that amplify light. Learn more at Angel.com

About Southport Acquisition Corporation

Southport is a blank check company formed in Delaware on April 13, 2021. Southport was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses. Southport is led by Chairman Jared Stone and Chief Executive Officer Jeb Spencer.

Additional Information and Where to Find It

In connection with the proposed business combination transaction between Southport and Angel, Southport filed a registration statement on Form S-4 (as it may be amended, the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) on November 12, 2024, which includes a preliminary prospectus and joint proxy statement of Southport and Angel, referred to as a joint proxy statement/prospectus. The Registration Statement has not yet become effective. When available, a final joint proxy statement/prospectus will be sent to all Southport and Angel stockholders. Southport and Angel will also file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement, the joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Southport and Angel (when available) through the website maintained by the SEC at http://www.sec.gov. The documents filed by Southport with the SEC also may be obtained free of charge upon written request to 8 Bolling Place, Greenwich, CT 06830. The documents filed by Angel with the SEC also may be obtained free of charge on Angel’s website at https://www.angel.com/legal/sec-filings or upon written request to 295 W Center Street, Provo, UT 84601.

Participants in Solicitation

Southport, Angel and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction between Southport and Angel are contained in the joint proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to Angel’s Board and leadership team and the proposed transaction between Angel and Southport. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of the combined company’s securities, (ii) the risk that the proposed transaction may not be completed by Southport’s business combination deadline and the potential failure to obtain an extension of the business combination deadline, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Southport and Angel, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vi) the effect of the announcement or pendency of the transaction on Angel’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of Angel or diverts management’s attention from Angel’s ongoing business operations and potential difficulties in Angel employee retention as a result of the announcement and consummation of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Angel or against Southport related to the Merger Agreement or the proposed transaction, (ix) the ability to list the combined company’s securities on a national securities exchange in connection with the transaction, (x) the price of Southport’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Southport plans to operate or Angel operates, variations in operating performance across competitors, changes in laws and regulations affecting Southport’s or Angel’s business, and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, (xiii) the evolution of the markets in which Angel competes, (xiv) the costs related to the proposed transaction, (xv) Angel’s’ expectations regarding its market opportunities, (xvi) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the war in the Middle East, and (xvii) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which Angel operates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Southport’s and Angel’s annual reports on Form 10-K and quarterly reports on Form 10-Q, the Registration Statement on Form S-4, including those under “Risk Factors” therein, and other documents filed by Southport and Angel from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Angel and Southport assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Angel nor Southport gives any assurance that either Angel or Southport, or the combined company, will achieve its expectations.